    As filed with the Securities and Exchange Commission on February 8, 2001

                                                      Registration No. 333-38104
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                   ----------

                               ARTISTDIRECT, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                        95-4760230
  (State or other jurisdiction                             (IRS Employer
of incorporation or organization)                        Identification No.)

                       5670 WILSHIRE BOULEVARD, SUITE 200
                              LOS ANGELES, CA 90036
               (Address of principal executive offices) (Zip Code)

                                   ----------

                         1999 EMPLOYEE STOCK OPTION PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                                   ----------

                                JAMES B. CARROLL
                             CHIEF FINANCIAL OFFICER
                               ARTISTDIRECT, INC.
                       5670 WILSHIRE BOULEVARD, SUITE 200
                              LOS ANGELES, CA 90036
                     (Name and address of agent for service)
                                 (323) 634-4000
          (Telephone number, including area code, of agent for service)


================================================================================

                                     PART II

Item 8.  Exhibits

Exhibit
Number                              Exhibit
-------                             -------

   4* Instruments Defining the Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-30063 on Form 8-A12G, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(d) to this Registration Statement.

   5*          Opinion and consent of Brobeck, Phleger & Harrison LLP.

  23.1*        Consent of Brobeck, Phleger & Harrison LLP is contained in
               Exhibit 5.

  23.2 Consent of KPMG LLP, independent auditors, with respect to ARTISTdirect, Inc. and subsidiaries.

  23.3 Consent of KPMG LLP, independent auditors, with respect to iMusic, Inc.

  24*          Power of Attorney.

  99.1* 1999 Employee Stock Option Plan (As Amended and Restated Through March 21, 2000).

  99.2* 1999 Employee Stock Purchase Plan (As Amended and Restated Through March 21, 2000).

-----------
* Incorporated by reference to the same exhibit in the Registrant's Registration Statement on Form S-8 filed on May 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on this 8th day of February, 2001.

                                          ARTISTDIRECT, INC.


                                          By: /s/ Marc P. Geiger
                                              ----------------------------------
                                              Marc P. Geiger
                                              Chief Executive Officer and
                                              Chairman of the Board of Directors

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                        Title                                  Date
---------                                        -----                                  ----
/s/ Marc P. Geiger                    Chief Executive Officer and                February 8, 2001
----------------------------          Chairman of the Board of Directors
    Marc P. Geiger                    (Principal Executive Officer)


         *                            President, ARTISTdirect Agency             February 8, 2001
----------------------------          and Kneeling Elephant Records, and
    Donald P. Muller                  Director


         *                            Chief Operating Officer,                   February 8, 2001
----------------------------          President and Director
    Keith Yokomoto


/s/ James B. Carroll                  Executive Vice President and               February 8, 2001
----------------------------          Chief Financial Officer (Principal
    James B. Carroll                  Financial and Accounting Officer)


         *                            Director                                   February 8, 2001
----------------------------
    Allen D. Lenard


         *                            Director                                   February 8, 2001
----------------------------
    Clifford H. Friedman

         *                            Director                                   February 8, 2001
----------------------------
    Stephen Krupa


         *                            Director                                   February 8, 2001
----------------------------
    Rick Rubin


         *                            Director                                   February 8, 2001
----------------------------
    Dara Khosrowshahi

*Power of attorney

By: /s/ James B. Carroll
    ------------------------
        James B. Carroll
        Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

   4* Instruments Defining the Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-30063 on Form 8-A12G, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(d) to this Registration Statement.

   5*          Opinion and consent of Brobeck, Phleger & Harrison LLP.

  23.1*        Consent of Brobeck, Phleger & Harrison LLP is contained in
               Exhibit 5.

  23.2 Consent of KPMG LLP, independent auditors, with respect to ARTISTdirect, Inc. and subsidiaries.

  23.3 Consent of KPMG LLP, independent auditors, with respect to iMusic, Inc.

  24*          Power of Attorney.

  99.1* 1999 Employee Stock Option Plan (As Amended and Restated Through March 21, 2000).

  99.2* 1999 Employee Stock Purchase Plan (As Amended and Restated Through March 21, 2000).

-----------
* Incorporated by reference to the same exhibit in the Registrant's Registration Statement on Form S-8 filed on May 31, 2000.